                                   [graphic]


                                  THE HYPERION

                                   STRATEGIC

                                    MORTGAGE

                                     INCOME

                                   FUND, INC.





                                  Annual Report








                               November 30, 2002




                                     [LOGO]

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor






                                                            January 29, 2003


Dear Shareholder:

We are pleased to present our first report to the shareholders of The Hyperion Strategic Mortgage Income Fund, Inc. The Fund is a closed-end bond fund whose shares are traded on the New York Stock Exchange ("NYSE") under the symbol "HSM". The initial public offering of the Fund occurred July 23, 2002, and investing began on July 26, 2002. This report summarizes the Fund's investment activities from July 26, 2002 through November 30, 2002 (the end of the first fiscal year).


For the fiscal year ending November 30, 2002, shareholders realized a total investment return of -6.66%, which assumes the reinvestment of dividends and is exclusive of brokerage commissions. Based on the NYSE closing price of $13.68 on November 30, 2002, the Fund had a dividend yield of 9.47%, which was 6.20% higher than the yield of the 5-year U.S. Treasury Note, and competitive with the yields of other multi-sector bond funds in its category.


As of November 30, 2002, the Fund, inclusive of leverage, was managed with an average duration (duration measures a bond portfolio's price sensitivity to interest rate changes) of 4.8 years, as measured on a net asset basis.


Description Of The Fund

The Fund is a diversified closed-end management investment company. The Fund's primary investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities that offer an attractive combination of credit quality, yield and maturity. The Fund's secondary investment objective is to provide capital appreciation. Under normal market conditions, the Fund will invest at least 80% of its total assets in investment-grade mortgage-backed securities ("MBS"), including Agency MBS, non-Agency Residential MBS ("RMBS"), and Commercial MBS ("CMBS"), and may invest up to 20% of its total assets in U.S. Government securities, cash or other short term instruments.


Market Environment

The economy limped through the second half of 2002. While economic growth has been positive, it has been the consumer that has been the main driver for the economy. The unemployment rate continues to drift higher in 2002, and consumer confidence has declined. Both of these forces present the economy with the risk of falling back into recession.


Against this backdrop of economic weakness, the Federal Reserve ("Fed") lowered the discount rate by 50 basis points to 1.25% on November 6, 2002--the lowest rate since 1958--clearly signaling a willingness to stimulate the economy through monetary policy without fear of any near-term inflationary impact. With capacity utilization low and the key European and Japanese economies also performing poorly, we agree that there is little to fear from inflation and believe that the prospect for an economic recovery is improving. On the fiscal side, the Bush administration's juggling of the Treasury and Economic Advisor positions indicates an imminent fiscal stimulus package is being discussed. We are hopeful that one of the changes in any proposal will be the elimination of the double taxation of dividends.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor



The stock and bond markets have had a relatively positive reaction to the actions of the Fed and the Bush administration. The "flight-to-quality" that had been evident during the early days of the summer has disappeared, and the yield on the 10-year Treasury has climbed to 4.21% from a low of 3.60% on September 30, 2002. The currency markets have also signaled their support, with the dollar holding its value against the Yen and Euro despite the cut in rates. This increase in confidence has spilled over into the Corporate market. After a year of financial scandals, growing distrust of corporate leaders, and questionable accounting, investors have begun to believe that the worst is over. As a result, corporations have returned to the market for debt issuance.


There are two events in the last six months that may have been the key to the change in market sentiment. The first was the deadline of August 14, 2002 for corporate officers to attest to the accuracy of financial statements. There was a sense that any impropriety would be revealed by that date and that there would be no more problems thereafter. The second was the purchase of Household by HSBC, which showed that at distressed levels it is possible for some assets--and entire companies--to become "too cheap" and grow to be attractive targets for savvy buyers. Since the announcement of the purchase, yield spreads on corporate bonds have been tightening.


Portfolio Strategy

With the Fed clearly in the mode of keeping short term interest rates low for the foreseeable future, there are several themes that we believe are appropriate for the Fund. First, the low yields for cash investments and borrowing provide incentive to keep the Fund as fully invested and leveraged as possible for the first half of 2003. As a result, we have continued to lower and hedge our cost of financing for the leveraged portion of the Fund. Second, lower rates continue to make it attractive for homeowners to refinance, particularly into re-settable Adjustable Rate Mortgages (ARMs). As refinancings occur, MBS supply will remain high, which will mean that as MBS investors, we will be able to be more selective in the securities we purchase. We think that the first half of next year will continue to offer such an opportunity.


Finally, while our target allocation for the Fund is approximately 33% to each of the three sectors--Agency MBS, CMBS and non-Agency RMBS--we have pursued a "go slow" approach in terms of buying in the credit-sensitive sectors CMBS and non-Agency RMBS sectors. The Agency MBS portion of the Fund is still in excess of 50% of gross assets. We will modestly increase the non-Agency RMBS and CMBS allocations, but will do so slowly as we wait to see further evidence of a more sustained economic recovery.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of the Investment Advisor



Conclusion

The officers and directors of the Fund appreciate your confidence. As always, we will continue to actively seek out investment opportunities in the market and act on them in a timely fashion in an effort to achieve the Fund's objectives. We welcome your questions and comments, and encourage you to contact our Shareholder Services Representatives at 1-800-HYPERION.


We appreciate the opportunity to serve your investment needs.


Sincerely,




/s/ Clifford E. Lai
-------------------------------------------------
CLIFFORD E. LAI
President,
The Hyperion Strategic Mortgage Income Fund, Inc.
President and Chief Executive Officer,
Hyperion Capital Management, Inc.




/s/ John H. Dolan
-------------------------------------------------
JOHN H. DOLAN
Vice President,
The Hyperion Strategic Mortgage Income Fund, Inc.
Chief Investment Officer,
Hyperion Capital Management, Inc.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC
Portfolio of Investments
November 30, 2002


                                                                                        Principal
                                                        Interest                          Amount               Value
                                                          Rate           Maturity        (000s)              (Note 2)
------------------------------------------------------------------------------------------------------------------------
U.S. GOVERNMENT & AGENCY OBLIGATIONS - 75.4%
U.S. Government Agency Pass-Through Certificates - 75.4%
 Federal Home Loan
  Mortgage Corporation
   Pool C68878...................................        7.00%             06/01/32   $        1,477#   $     1,541,166
   Pool C69047...................................        7.00              06/01/32            3,159          3,296,728
                                                                                                        ---------------
                                                                                                              4,837,894
                                                                                                        ---------------
 Federal National
  Mortgage Association
   Pool 617729...................................        6.00              07/01/32            3,418          3,496,285
   Pool 650718...................................        6.00              07/01/32           25,416@        26,001,169
   Pool 650133...................................        6.00              07/01/32           19,793         20,248,569
   Pool 651723...................................        6.50              08/01/32           23,427@        24,210,486
   Pool 626299...................................        7.00              06/01/32            2,346          2,449,224
   Pool 635095...................................        7.00              06/01/32            3,457          3,609,024
   Pool 641575...................................        7.00              04/01/32            1,401          1,462,828
   Pool 645399...................................        7.00              05/01/32            9,215@         9,621,201
   Pool 645466...................................        7.00              05/01/32            7,600@         7,934,669
   Pool 650131...................................        7.00              07/01/32            3,683@         3,845,600
                                                                                                        ---------------
                                                                                                            102,879,055
                                                                                                        ---------------
Total U.S. Government & Agency Obligations
       (Cost - $107,286,060)                                                                                107,716,949
                                                                                                        ---------------
------------------------------------------------------------------------------------------------------------------------
ASSET-BACKED SECURITIES   - 2.8%
Non-Housing Related
  Asset-Backed Securities - 2.8%
   Long Beach Mortgage
  Loan Trust
   Series 2002-5, Class M2
       (Cost - $4,000,000).......................        3.69+             11/25/32            4,000          3,953,752
                                                                                                        ---------------
------------------------------------------------------------------------------------------------------------------------
COMMERCIAL MORTGAGE BACKED SECURITIES - 17.4%
 Banc of America
  Commercial Mortgage, Inc.
   Series 2002-2, Class J*.......................        6.30              07/11/43            1,900          1,878,572
 Bear Stearns Commercial
  Mortgage Securities
   Series 1999-C1, Class G*......................        5.64              02/14/31            2,390          1,942,120
   Series 1999-C1, Class D.......................        6.53              10/14/13            2,500          2,585,875
   Series 2000-WF1, Class E......................        7.90              02/15/32            2,000          2,281,178
                                                                                                         ---------------
                                                                                                              6,809,173
                                                                                                         ---------------
 Chase Commercial
  Mortgage Securities Corp.
   Series 2000-2, Class G*.......................        6.65              07/15/10            3,000          2,757,219
 GE Capital Commercial
  Mortgage Corp.
   Series 2002-2A, Class G*......................        6.04              08/11/36            3,000          2,984,922
   Series 2000-1, Class G*.......................        6.13              01/15/33            2,000          1,778,690
   Series 2002-2A, Class H*......................        6.31              08/11/36            2,000          1,998,636
   Series 2000-1, Class E........................        7.17+             12/15/10            1,000          1,076,871
                                                                                                         ---------------
                                                                                                              7,839,119
                                                                                                         ---------------
 JP Morgan Commercial
  Mortgage Finance Corp.
   Series 1999-C7, Class F*.....................         6.00              10/15/35            2,000          1,816,418
 LB-UBS Commercial
  Mortgage Trust
   Series 2001-C7, Class K*.....................         5.87              12/16/33            2,000          1,617,946
 UBS 400 Atlantic Street
  Mortgage Trust
   Series 2002-C1A, Class B3.....................        7.19              01/11/22            2,000          2,154,980
                                                                                                         ---------------
Total Commercial Mortgage Backed Securities
       (Cost -$25,153,538).......................                                                            24,873,427
                                                                                                         ---------------
------------------------------------------------------------------------------------------------------------------------

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount            Value
                                                          Rate             Maturity           (000s)           (Note 2)
----------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES - 51.0%
Subordinated Collateralized Mortgage Obligations - 51.0%
 ABN AMRO Mortgage Corp.
   Series 2002-7, Class B2.....................           6.19%             09/25/32   $        1,081    $    1,018,147
 Bank of America
  Mortgage Securities, Inc.
   Series 2002-H, Class B5.....................           4.68              08/25/32              378           270,753
   Series 2002-H, Class B4.....................           4.68              08/25/32              566           504,020
   Series 2002-H, Class B6.....................           4.68              08/25/32              945           273,937
   Series 2002-I, Class B4.....................           4.74              08/25/32            1,027           888,979
   Series 2002-10, Class 1B3...................           6.00              11/25/32            1,500         1,474,997
   Series 2002-8, Class 1B1....................           6.25              09/25/32            7,409         7,553,285
   Series 2002-8, Class 1B4*...................           6.25              09/25/32            1,098           936,612
   Series 2002-8, Class 1B5*...................           6.25              09/25/32              823           486,981
   Series 2002-8, Class 1B6*...................           6.25              09/25/32              824           230,645
   Series 2002-9, Class 1B3....................           6.25              10/25/32            1,798         1,724,391
   Series 2002-9, Class 1B4....................           6.25              10/25/32            1,199         1,023,587
                                                                                                         --------------
                                                                                                             15,368,187
                                                                                                         --------------
 Cendant Mortgage Corp.
   Series 2002-4, Class B1.....................           6.50              07/25/32            2,688         2,724,684
   Series 2002-4, Class B2.....................           6.50              07/25/32            1,075         1,075,866
   Series 2002-4, Class B3.....................           6.50              07/25/32              627           598,238
   Series 2002-4, Class B4.....................           6.50              07/25/32              358           303,137
   Series 2002-4, Class B5.....................           6.50              07/25/32              269           162,857
   Series 2002-4, Class B6*....................           6.50              07/25/32              358            86,006
                                                                                                         --------------
                                                                                                              4,950,788
                                                                                                         --------------
 Citicorp Mortgage
  Securities, Inc.
   Series 2002-8, Class B1.....................           6.28+             07/25/32            3,677         3,667,161
   Series 2002-8, Class B2.....................           6.28+             07/25/32            1,600         1,575,008
   Series 2002-8, Class B3.....................           6.28+             07/25/32              799           768,904
                                                                                                         --------------
                                                                                                              6,011,073
                                                                                                         --------------
 Countrywide Home Loans
   Series 2001-12, Class B4.....................          6.50              07/25/31              909           698,687
   Series 2001-12, Class B5.....................          6.50              07/25/31            1,143           331,383
                                                                                                         --------------
                                                                                                              1,030,070
                                                                                                         --------------
 G3 Mortgage Reinsurance Ltd.
   Series 1, Class EH*..........................         21.38+             05/25/08            4,839         5,274,002
 Government Lease Trust
   Series 1999-C1A, Class B3....................          4.00              05/18/11            2,500         2,124,918
 Morgan Stanley Capital I
   Series 1999-FNV1, Class A2...................          6.53              03/15/31            2,000         2,209,256
   Series 1999-FNV1, Class E....................          7.46+             03/15/31            2,000         2,208,094
   Series 1999-WF1, Class E.....................          6.97+             11/15/31            5,500         6,003,178
   Series 1999-WF1, Class F.....................          6.97+             08/15/10            3,000         3,224,016
                                                                                                         --------------
                                                                                                             13,644,544
                                                                                                         --------------

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC
Portfolio of Investments
November 30, 2002

                                                                                            Principal
                                                        Interest                              Amount            Value
                                                         Rate             Maturity           (000s)            (Note 2)
----------------------------------------------------------------------------------------------------------------------------
NON-AGENCY RESIDENTIAL MORTGAGE BACKED SECURITIES (continued)
 Morgan Stanley Dean
  Witter Capital I
   Series 2001-TOP1, Class A4....................         6.66%             02/15/33   $        4,500     $       5,004,347
 Residential Funding
  Mortgage Security I
   Series 2002-S10, Class B1*....................         6.50              07/25/32              721               630,676
   Series 2002-S10, Class B2*....................         6.50              07/25/32              541               330,729
   Series 2002-S10, Class B3*....................         6.50              07/25/32              541               151,374
                                                                                                          -----------------
                                                                                                                  1,112,779
                                                                                                          -----------------
 Structured Asset
  Mortgage Investments, Inc.
   Series 2002-AR1, Class B4.....................         5.63+             03/25/32            1,516             1,274,979
 Washington Mutual
  Mortgage Securities Corp.
   Series 2002-AR12, Class B4....................         4.81+             10/25/32            1,996             1,608,216
   Series 2002-AR12, Class B6....................         4.81+             10/25/32            2,497               600,175
   Series 2002-AR10, Class B6*...................         5.10+             10/25/32            3,249               830,514
   Series 2002-AR10, Class B4*...................         5.10+             10/25/32            2,597             2,223,144
   Series 2002-AR10, Class B5*...................         5.10+             10/25/32            1,947             1,288,599
   Series 2002-AR11, Class B6....................         5.24+             10/25/32            2,487               795,727
   Series 2002-AR11, Class B5....................         5.23+             10/25/32            1,492             1,023,926
   Series 2002-AR12, Class B5....................         5.24+             10/25/32            1,497               895,007
                                                                                                          -----------------
                                                                                                                  9,265,308
                                                                                                          -----------------
 Wells Fargo Mortgage
  Backed Securities Trust
   Series 2002-10, Class B5 1....................          6.00              06/25/32              374              269,268
   Series 2002-15, Class B1......................          6.50              08/25/32            5,191            5,384,293
   Series 2002-15, Class B4......................          6.50              08/25/32              599              539,988
   Series 2002-15, Class B5......................          6.50              08/25/32              798              505,155
   Series 2002-15, Class B6......................          6.50              08/25/32              599              173,814
                                                                                                          -----------------
                                                                                                                  6,872,518
                                                                                                          -----------------
Total Subordinated Collateralized
  Mortgage Obligations
       (Cost - $73,896,400)......................                                                                72,951,660
                                                                                                          -----------------
Total Non-Agency Residential
  Mortgage Backed Securities
       (Cost - $73,896,400)......................                                                                72,951,660
                                                                                                          -----------------
Total Investments - 146.6%
       (Cost - $210,335,998).....................                                                               209,495,788
       Liabilities in Excess of
       Other Assets - (46.6)%....................                                                               (66,574,507)
                                                                                                          -----------------
NET ASSETS - 100.0%..............................                                                         $     142,921,281
                                                                                                          =================


@  -   Portion or entire principal amount delivered as collateral for reverse repurchase agreements. (Note 5)

+  -   Variable Rate Security:  Interest rate is the rate in effect
       November 30, 2002.

*  -   Security exempt from registration under Rule 144A of the
       Securities Act of 1933. These securities may only be resold in transactions exempt from registration, normally to qualified institutional buyers.

#  -   Portion or entire principal amount is held in a margin account as collateral for open futures contracts (Note 7).

---------------
See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Assets and Liabilities
November 30, 2002

Assets:
Investments in securities, at market (cost $210,335,998) (Note 2) ...................................      $     209,495,788
Cash ................................................................................................                337,454
Interest receivable .................................................................................              1,398,383
Principal paydowns receivable .......................................................................                 22,230
Unrealized appreciation on swap contracts (Note 7) ..................................................                155,603
Receivable from advisor .............................................................................                 57,689
Receivable for variation margin .....................................................................                 18,906
Prepaid expenses and other assets ...................................................................                  5,512
                                                                                                           -----------------
    Total assets ....................................................................................            211,491,565
                                                                                                           -----------------
Liabilities:
Reverse repurchase agreements (Note 5) ..............................................................             68,264,000
Interest payable for reverse repurchase agreements (Note 5) .........................................                 38,259
Payable on open swap contracts ......................................................................                 67,865
Investment advisory fee payable (Note 3) ............................................................                 77,267
Administration fee payable (Note 3) .................................................................                 23,774
Accrued expenses and other liabilities ..............................................................                 99,119
                                                                                                           -----------------
    Total liabilities ...............................................................................             68,570,284
                                                                                                           -----------------
Net Assets (equivalent to $14.10 per share based on 10,138,296 shares issued and outstanding) .......      $     142,921,281
                                                                                                           =================
Composition of Net Assets:
Capital stock, at par value ($.01) (Note 6) .........................................................      $         101,383
Additional paid-in capital (Note 6) .................................................................            144,065,503
Accumulated undistributed net investment income .....................................................                540,088
Accumulated net realized loss .......................................................................               (979,189)
Net unrealized depreciation .........................................................................               (806,504)
                                                                                                           -----------------
Net assets applicable to capital stock outstanding ..................................................      $     142,921,281
                                                                                                           =================

---------------

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Operations
For the Period Ended November 30, 2002*

Investment Income (Note 2):
 Interest ...........................................................................................      $       4,837,274
                                                                                                           -----------------
Expenses:
 Investment advisory fee (Note 3) ...................................................................                323,445
 Administration fee (Note 3) ........................................................................                 99,521
 Accounting and tax services ........................................................................                 46,160
 Directors' fees ....................................................................................                 42,000
 Legal ..............................................................................................                 28,502
 Custodian ..........................................................................................                 28,367
 Reports to shareholders ............................................................................                 17,500
 Transfer agency ....................................................................................                  8,060
 Registration fees ..................................................................................                  5,453
 Miscellaneous ......................................................................................                 18,533
                                                                                                           -----------------
   Total operating expenses..........................................................................                617,541
                                                                                                           -----------------
    Interest expense on reverse repurchase agreements (Note 5).......................................                403,886
    Net interest expense on swaps (Note 2)...........................................................                141,010
                                                                                                           -----------------
   Total expenses....................................................................................              1,162,437
   Less expenses waived (Note 3).....................................................................                (17,854)
                                                                                                           -----------------
   Net expenses......................................................................................              1,144,583
                                                                                                           -----------------
 Net investment income ..............................................................................              3,692,691
                                                                                                           -----------------
Realized and Unrealized Gain (Loss) on Invesments (Notes 2 and 7):
Net realized gain (loss) on:
 Investment transactions ............................................................................                287,557
 Futures transactions ...............................................................................                 (5,301)
 Swap contracts .....................................................................................               (703,855)
 Short sales ........................................................................................               (425,523)
                                                                                                           -----------------
Net realized loss on investments, futures transactions, swap contracts and short sales...............               (847,122)
                                                                                                           -----------------
Net unrealized appreciation/depreciation on:
 Investments ........................................................................................               (840,210)
 Futures ............................................................................................               (121,897)
 Swap contracts .....................................................................................                155,603
                                                                                                           -----------------
Net unrealized appreciation/depreciation on investments, futures and swap contracts..................               (806,504)
                                                                                                           -----------------
Net realized and unrealized loss on investments, futures transactions, swap contracts and short
  sales..............................................................................................             (1,653,626)
                                                                                                           -----------------
Net increase in net assets resulting from operations.................................................      $       2,039,065
                                                                                                           =================

---------------

*   Commenced operations on July 26, 2002

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Changes in Net Assets
For the Period Ended November 30, 2002*

Increase (Decrease) in Net Assets Resulting from Operations:
 Net investment income ..............................................................................      $       3,692,691
 Net realized loss on investments, futures transactions, short sales and swap contracts..............               (847,122)
 Net change in unrealized appreciation/depreciation on investments, swap contracts and futures
   transactions......................................................................................               (806,504)
                                                                                                           -----------------
 Net increase in net assets resulting from operations................................................              2,039,065
                                                                                                           -----------------
Dividends to Shareholders (Note 2):
 Net investment income ..............................................................................             (3,284,670)
                                                                                                           -----------------
Capital Stock Transactions (Note 6):
 Net proceeds from sale of shares (10,130,000 shares; net of offering costs of $304,111).............            144,048,389
 Net asset value of shares issued through dividend reinvestment (1,278 shares).......................                 18,497
                                                                                                           -----------------
 Net increase from capital stock transactions .......................................................            144,066,886
                                                                                                           -----------------
 Total increase in net assets .......................................................................            142,821,281
Net Assets:
 Beginning of period ................................................................................                100,000
                                                                                                           -----------------
 End of period (including undistributed net investment income of $540,088)...........................      $     142,921,281
                                                                                                           =================

---------------

*   Commenced operations on July 26, 2002

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Statement of Cash Flows
For the Period Ended November 30, 2002*

Increase (Decrease) in Cash:
Cash flows provided by (used for) operating activities:
 Interest received (including net amortization of $606,048)..........................................      $       3,423,301
 Interest expense paid ..............................................................................               (438,772)
 Operating expenses paid ............................................................................               (462,728)
 Purchases of long-term portfolio investments .......................................................           (353,897,538)
 Proceeds from disposition of long-term portfolio investments and principal paydowns.................            142,713,079
 Net cash used for futures transactions .............................................................               (146,104)
                                                                                                           -----------------
 Net cash used for operating activities .............................................................           (208,808,762)
                                                                                                           -----------------
Cash flows provided by (used for) financing activities:
 Proceeds from issuance of capital stock ............................................................            144,048,389
 Net cash provided by reverse repurchase agreements..................................................             68,264,000
 Cash dividends paid ................................................................................             (3,266,173)
                                                                                                           -----------------
 Net cash provided by financing activities ..........................................................            209,046,216
                                                                                                           -----------------
Net increase in cash.................................................................................                237,454
Cash at beginning of period..........................................................................                100,000
                                                                                                           -----------------
Cash at end of period................................................................................      $         337,454
                                                                                                           =================
Reconciliation of Net Increase in Net Assets Resulting from Operations to
 Net Cash Used for Operating Activities:
 Net increase in net assets resulting from operations................................................      $       2,039,065
                                                                                                           -----------------
 Increase in investments ............................................................................           (210,335,998)
 Decrease in net unrealized appreciation/depreciation on investments.................................                684,607
 Increase in interest receivable ....................................................................             (1,398,383)
 Increase in variation margin receivable ............................................................                (18,906)
 Increase in other assets ...........................................................................                (85,431)
 Increase in payables and other liabilities .........................................................                306,284
                                                                                                           -----------------
    Total adjustments................................................................................           (210,847,827)
                                                                                                           -----------------
Net cash used for operating activities...............................................................      $    (208,808,762)
                                                                                                           =================

---------------

Noncash financing activites not included herein consist of reinvestment of dividends and distributions of $18,497.

*   Commenced operations on July 26, 2002

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Financial Highlights
For the Period Ended November 30, 2002*

Per Share Operating Performance:
Net asset value, beginning of period.................................................................      $           14.25**
                                                                                                           -----------------
Net investment income................................................................................                   0.36
Net realized and unrealized loss on investments, futures transactions, swap contracts
  and short sales....................................................................................                  (0.16)
                                                                                                           -----------------
Net increase in net asset value resulting from operations............................................                   0.20
                                                                                                           -----------------
Dividends from net investment income.................................................................                  (0.32)
Offering costs charged to additional paid-in-capital.................................................                  (0.03)
                                                                                                           -----------------
Net asset value, end of period.......................................................................      $           14.10
                                                                                                           =================
Market price, end of period..........................................................................      $         13.6800
                                                                                                           =================
Total Investment Return +............................................................................                  (6.66%) (1)
Ratios to Average Net Assets/Supplementary Data:
Net assets, end of period (000's)....................................................................      $         142,921
Operating expenses...................................................................................                   1.23% (2)
Interest expense.....................................................................................                   1.09% (2)
    Total expenses...................................................................................                   2.32% (2)
Net expenses.........................................................................................                   2.29% (2)
Net investment income................................................................................                   7.38% (2)
Portfolio turnover rate..............................................................................                     70% (1)

---------------

+ Total investment return is calculated assuming a purchase of common stock at the current market price on the first day and a sale at the current market price on the last day of the period reported. For the period ended November 30, 2002, total investment return is based on a beginning period price of $15.00 (initial offering price). Dividends and distributions, if any, are assumed, for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Total investment return does not reflect brokerage commissions and is not annualized.

(1) Not Annualized.

(2) Annualized.

** Initial public offering price of $15.00 per share less underwriting discount of $0.75 per share.

---------------

*   Commenced operations on July 26, 2002

See notes to financial statements.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2002

1. The Fund

The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund"), which was incorporated under the laws of the State of Maryland on May 17, 2002, is registered under the Investment Company Act of 1940 (the "1940 Act") as a diversified, closed-end management investment company. The Fund commenced operations on July 26, 2002. Prior to July 26, 2002, the Fund had no operations other than the sale of 7,018 shares for $100,000 to Hyperion Capital Management, Inc. (the "Adviser").

The Fund's investment objective is to provide a high level of current income by investing primarily in mortgage-backed securities. No assurance can be given that the Fund's investment objective will be achieved.

2. Significant Accounting Policies

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Valuation of Investments: Where market quotations are readily available, securities held by the Fund are valued based upon the current bid price, except preferred stocks, which are valued based upon the closing price. Securities may be valued by independent pricing services that have been approved by the Board of Directors. The prices provided by a pricing service take into account broker dealer market price quotations for institutional size trading in similar groups of securities, security quality, maturity, coupon and other security characteristics as well as any developments related to the specific securities. The Fund values mortgage-backed securities ("MBS") and other debt securities for which market quotations are not readily available (approximately 44% of the investments in securities held by the Fund at November 30, 2002) at their fair value as determined in good faith, utilizing procedures approved by the Board of Directors of the Fund, on the basis of information provided by dealers in such securities. Some of the general factors which may be considered in determining fair value include the fundamental analytic data relating to the investment and an evaluation of the forces which influence the market in which these securities are purchased and sold. Determination of fair value involves subjective judgment, as the actual market value of a particular security can be established only by negotiations between the parties in a sales transaction. Debt securities having a remaining maturity of sixty days or less when purchased and debt securities originally purchased with maturities in excess of sixty days but which currently have maturities of sixty days or less are valued at amortized cost.

The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry or region. The values of MBS can be significantly affected by changes in interest rates or in the financial condition of an issuer or market.

Options Written or Purchased: The Fund may write or purchase options as a method of hedging potential declines in similar underlying securities. When the Fund writes or purchases an option, an amount equal to the premium received or paid by the Fund is recorded as a liability or an asset and is subsequently adjusted to the current market value of the option written or purchased. Premiums received or paid from writing or purchasing options which expire unexercised are treated by the Fund on the expiration date as realized gains or losses. The difference between the premium and the amount paid or received on effecting a closing purchase or sale transaction, including brokerage commissions, also is treated as a realized gain or loss. If an option is exercised, the premium paid or received is added to the proceeds from the sale or cost of the purchase in determining whether the Fund has realized a gain or a loss on the investment transaction.

The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased (put) and as a result bears the market risk of an unfavorable change in the price of the security underlying the written option.

The Fund purchases or writes options to hedge against adverse market movements or fluctuations in value caused by changes in interest rates. The Fund bears the risk in purchasing an option, to the extent of the premium paid, that it will expire without being exercised. If this occurs, the option expires worthless and the premium paid for the option is recognized as a realized loss. The risk associated with writing call options is that the Fund may forego the opportunity for a profit if the market value of the underlying position increases and the option is exercised. The Fund will only write call options on positions held in its portfolio. The risk in writing a put option is that the Fund may incur a loss if the market value of the underlying position decreases and the

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2002


option is exercised. In addition, the Fund bears the risk of not being able to enter into a closing transaction for written options as a result of an illiquid market.

Short Sales: The Fund may make short sales of securities as a method of hedging potential declines in similar securities owned. The Fund may have to pay a fee to borrow the particular securities and may be obligated to pay to the lender an amount equal to any payments received on such borrowed securities. A gain, limited to the amount at which the Fund sold the security short, or a loss, unlimited as to dollar amount, will be realized upon the termination of a short sale if the market price is less or greater than the proceeds originally received.

Financial Futures Contracts: A futures contract is an agreement between two parties to buy and sell a financial instrument for a set price on a future date. Initial margin deposits are made upon entering into futures contracts and can be either cash or securities. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transaction and the Fund's basis in the contract.

The Fund invests in financial futures contracts to hedge against fluctuations in the value of portfolio securities caused by changes in prevailing market interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. The Fund is at risk that it may not be able to close out a transaction because of an illiquid market.

Swap agreements: The Fund may invest in swap agreements. The Fund may enter into interest rate swap agreements to manage its exposure to interest rates. Interest rate swap agreements involve the exchange by the Fund with another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments with respect to a notional amount of principal. Swaps are marked to market daily based upon quotations from market makers and the change, if any, is recorded as unrealized gain or loss in the Statement of Operations. Net payments of interest on interest rate swap agreements are included as part of interest expense. For the period ended November 30, 2002, such net payments made by the Fund amounted to $141,010. Entering into these agreements involves, to varying degrees, elements of credit and market risk in excess of the amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or that there may be unfavorable changes in the fluctuation of interest rates. See Note 7 for a summary of all open swap agreements as of November 30, 2002.

Securities Transactions and Investment Income: Securities transactions are recorded on the trade date. Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on the accrual basis. Discounts and premiums on securities are accreted and amortized using the effective yield to maturity method.

Taxes: It is the Fund's intention to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no federal income or excise tax provision is required.

Dividends and Distributions: The Fund declares and pays dividends monthly from net investment income. Distributions of realized capital gains in excess of capital loss carryforwards are distributed at least annually. Dividends and distributions are recorded on the ex-dividend date. Dividends from net investment income and distributions from realized gains from investment transactions have been determined in accordance with Federal income tax regulations and may differ from net investment income and realized gains recorded by the Fund for financial reporting purposes. These differences, which could be temporary or permanent in nature, may result in reclassification of distributions; however, net investment income, net realized gains and net assets are not affected.

Cash Flow Information: The Fund invests in securities and distributes dividends and distributions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets. Additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash, as used in the Statement of Cash Flows, is the amount reported as "Cash" in the Statement of Assets and Liabilities, and does not include short-term investments.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2002


Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and accreting discounts and amortizing premiums on debt obligations.

Repurchase Agreements: The Fund, through its custodian, receives delivery of the underlying collateral, the market value of which at the time of purchase is required to be in an amount at least equal to the resale price, including accrued interest. The Advisor is responsible for determining that the value of these underlying securities is sufficient at all times. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings commence with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited.

3. Investment Advisory Agreements and Affiliated Transactions

The Fund has entered into an Investment Advisory Agreement with the Advisor. The Advisor is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of 0.65% of the Fund's average weekly net assets. During the period ended November 30, 2002, the Advisor earned $323,445 in investment advisory fees of which the Advisor has waived $13,653 of its fee.

The Advisor has entered into a Sub-Advisory Agreement with Lend Lease Hyperion Capital Advisors, LLC (the "Subadvisor"). The Subadvisor is owned equally by Lend Lease Real Estate Investments, Inc. and the Advisor and was formed for the purpose of managing portfolios of commercial mortgage-backed securities ("CMBS"). Under the terms of the agreement, the Subadvisor is to assist in managing the Fund's investments in CMBS and to provide such investment research and advice regarding CMBS as may be necessary for the operation of the Fund. For such services, the Advisor pays, out of its advisory fee, a monthly fee equal to a percentage of the portion of the Fund's average weekly net assets that are invested in CMBS. The fee is determined by the credit rating of the CMBS at the time of purchase, and ranges from 1.00% for unrated CMBS to 0.13% for AAA/Aaa rated CMBS.

The Fund has entered into an Administration Agreement with Hyperion Capital Management, Inc. (the "Administrator"). The Administrator entered into a sub-administration agreement with State Street Corp. (the "Sub-Administrator"), an affiliate of the Fund's Custodian. The Administrator and Sub-Administrator perform administrative services necessary for the operation of the Fund, including maintaining certain books and records of the Fund and preparing reports and other documents required by federal, state, and other applicable laws and regulations, and providing the Fund with administrative office facilities. For these services, the Fund pays to the Administrator a monthly fee at an annual rate of 0.20% of the Fund's average weekly net assets. During the period ended November 30, 2002, the Administrator earned $99,521 in administration fees, of which the Administrator has waived $4,201 of its fee. The Administrator is responsible for any fees due the Sub-Administrator.

Certain officers and/or directors of the Fund are officers and/or directors of the Advisor/Administrator.

4. Purchases and Sales of Investments

Purchases and sales of investments, excluding short-term securities, U.S. Government securities and reverse repurchase agreements, for the period ended November 30, 2002, were $121,088,209 and $18,204,996, respectively. Purchases and sales of U.S. Government securities, excluding short-term securities, for the period ended November 30, 2002 were $232,809,329 and $125,381,833, respectively. For purposes of this footnote, U.S. Government securities may include securities issued by the U.S. Treasury, Federal Home Loan Mortgage Corporation, and the Federal National Mortgage Association.

5. Borrowings

The Fund may enter into reverse repurchase agreements with the same parties with whom it may enter into repurchase agreements. Under a reverse repurchase agreement, the Fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Under the 1940 Act, reverse repurchase agreements will be regarded as a form of borrowing by the Fund unless, at the time it enters into a reverse repurchase agreement, it establishes and maintains a segregated account with its custodian containing securities from its portfolio having a value not less than the repurchase price (including accrued interest). The Fund has established and maintained such an account for each of its reverse repurchase agreements.

Reverse repurchase agreements involve the risk that the market value of the securities retained in lieu of sale by the Fund may decline below the price of the securities the Fund has sold but is obligated to repurchase. In the event the buyer of securities

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2002

under a reverse repurchase agreement files for bankruptcy or becomes insolvent, such buyer or its trustee or receiver may receive an extension of time to determine whether to enforce the Fund's obligation to repurchase the securities, and the Fund's use of the proceeds of the reverse repurchase agreement may effectively be restricted pending such decision.

At November 30, 2002, the Fund had the following reverse repurchase agreements outstanding:

    Face Value                                                         Description                  Maturity Amount
 ------------------    -------------------------------------------------------------------         -----------------
$         3,479,000   Lehman Brothers, 1.33%, dated 11/13/02, maturity date 12/11/02 .....         $       3,482,599
         23,580,000   Lehman Brothers, 1.33%, dated 11/13/02, maturity date 12/11/02 .....                23,604,392
          9,349,000   Goldman Sachs, 1.35%, dated 11/14/02, maturity date 12/12/02 .......                 9,358,816
          7,710,000   Goldman Sachs, 1.35%, dated 11/14/02, maturity date 12/12/02 .......                 7,718,096
         24,146,000   Goldman Sachs, 1.40%, dated 11/21/02, maturity date 12/10/02 .......                24,163,841
 ------------------                                                                                -----------------
$        68,264,000
                      Maturity Amount, Including Interest Payable ........................
                      Market Value of Assets Sold Under Agreements .......................         $      68,327,744
                      Weighted Average Interest Rate .....................................         -----------------
                                                                                                   $      70,532,653
                                                                                                   -----------------
                                                                                                                1.36%
                                                                                                   -----------------


The average daily balance of reverse repurchase agreements outstanding during the period ended November 30, 2002, was approximately $24,970,734 at a weighted average interest rate of 1.72%. The maximum amount of reverse repurchase agreements outstanding at any time during the period was $76,339,965 as of October 1, 2002, which was 34.08% of total assets.

6. Capital Stock

There are 50 million shares of $0.01 par value common stock authorized. Of the 10,138,296 shares outstanding at November 30, 2002, the Advisor owned 7,018 shares.

In connection with the initial public offering of the Fund's Shares, the Advisor made an undertaking to pay any offering costs in excess of $0.03 per common share. The Advisor has advised the Fund that such excess amounted to $482,964.

7. Financial Instruments

The Fund regularly trades in financial instruments with off-balance sheet risk in the normal course of its investing activities to assist in managing exposure to various market risks. These financial instruments include written options, futures contracts and swap agreements and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. During the period, the Fund had segregated sufficient cash and/or securities to cover any commitments under these contracts.

There was no written option activity for the period ended November 30, 2002.

As of November 30, 2002, the following swap agreements were outstanding:


                                                                                                Net Unrealized
Notional                                                                                        Appreciation/
  Amount     Expiration Date                                     Description                    (Depreciation)
--------    -----------------    ---------------------------------------------------------      ---------------
$18,800,000     09/09/05            Agreement with Goldman Sachs Capital Markets, LP,         $          51,823
                                    dated 09/05/02 to pay semi- annually the notional
                                    amount multiplied by 2.788% and to receive quarterly
                                    the notional amount multiplied by 3 month LIBOR.


$37,600,000    10/04/04             Agreement with Morgan Stanley Capital                                103,780
                                    Services Inc., dated 10/02/02 to pay
                                    semi-annually the notional amount multiplied
                                    by 2.190% and to receive quarterly the
                                    notional amount multiplied by 3 month LIBOR.


                                                                                              ------------------
                                                                                              $          155,603
                                                                                              ===================


THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Notes to Financial Statements
November 30, 2002

As of November 30, 2002, the following futures contracts were outstanding:

Long:
  -----
                                                                                                                Unrealized
    Notional                                         Expiration        Value at            Value at            Appreciation/
     Amount                     Type                    Date          Trade Date      November 30, 2002       (Depreciation)
 ---------------     ---------------------------    -------------   -------------    -------------------    -------------------
$ 5,500,000         10 Yr. U.S. Treasury Note      December 2002      $6,310,256         $6,188,359        $          (121,897)
                                                                                                            -------------------
                                                                                                            $          (121,897)
                                                                                                            ===================

8. Federal Income Tax Information

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles.

During the period ended November 30, 2002 the tax character of the $3,284,670 of distributions paid was from ordinary income.

At November 30, 2002 the components of net assets (excluding paid-in-capital) on a tax basis were as follows:

Undistributed Tax ordinary income                          $   540,088
                                                           ===========
Tax basis capital loss carryover                           $  (914,308)
Less: Cumulative timing differences                           (186,778)
                                                           -----------
Accumulated capital loss                                   $(1,101,086)
                                                           ===========
Book basis unrealized appreciation/(depreciation)          $  (806,504)
Plus: Cumulative timing differences                            121,897
                                                           -----------
Unrealized appreciation/(depreciation)                     $  (684,607)
                                                           ===========

The cumulative timing differences under tax basis capital loss carryover is due to post-October losses. The differences between book and tax basis unrealized appreciation/(depreciation) is primarily attributable to the mark-to-market of futures.

Federal Income Tax Basis: The federal income tax basis of the Fund's investments at November 30, 2002 was $210,335,998. Net unrealized depreciation was $840,210 (gross unrealized appreciation - $946,696; gross unrealized depreciation - $1,786,906). At November 30, 2002, the Fund had a capital loss carryforward of $914,308, which expires in 2010, available to offset any future gains.

Capital Account Reclassification: For the period ended November 30, 2002, the Fund's undistributed net investment income was increased by $132,067 and accumulated net realized loss was increased by $132,067. These adjustments were primarily the result of paydown reclassifications.

9. Subsequent Events

Dividend:

The Fund's Board of Directors declared the following regular monthly dividends:


           Dividend         Record        Payable
           Per Share        Date          Date
           -------------    ----------    ----------
           $0.1080          12/19/02      12/31/02
           $0.1080          12/31/02      1/30/03

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Report of Independent Accountants
November 30, 2002



To the Board of Directors and Shareholders of The Hyperion Strategic Mortgage Income Fund, Inc.:

In our opinion, the accompanying statement of assets and liabilities, including the portfolio of investments, and the related statements of operations, of cash flows and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund") at November 30, 2002, and the results of its operations, its cash flows, the changes in its net assets and the financial highlights for the period July 26, 2002 (date of commencement of operations) through November 30, 2002, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at November 30, 2002 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.


PricewaterhouseCoopers LLP

New York, NY
January 29, 2003

-------------------------------------------------------------------------------

                          TAX INFORMATION (Unaudited)

-------------------------------------------------------------------------------

The Fund is required by subchapter M of the Internal Revenue Code of 1986, as amended, to advise you within 60 days of the Fund's fiscal year end (November 30, 2002) as to the federal tax status of distributions received by shareholders during such fiscal year. Accordingly, we are advising you that all distributions paid during the fiscal year were derived from net investment income and are taxable as ordinary income. In addition, 0.39% of the Fund's distributions during the fiscal year ended November 30, 2002 were earned from U.S. Treasury obligations. None of the Fund's distributions qualify for the dividends received deduction available to corporate shareholders.

Because the Fund's fiscal year is not the calendar year, another notification will be sent with respect to calendar 2002. The second notification, which will reflect the amount to be used by calendar year taxpayers on their federal, state and local income tax returns, will be made in conjunction with Form 1099-DIV and will be mailed in January 2003. Shareholders are advised to consult their own tax advisors with respect to the tax consequences of their investment in the Fund.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

The following tables provide information concerning the directors and officers of The Hyperion Strategic Mortgage Income Fund, Inc. (the "Fund").


                                 Position(s) Held                                                           Number of
                                 with Fund and                                                            Portfolios in
                                 Term of Office               Principal Occupation(s)                      Fund Complex
Name, Address                    and Length of                During Past 5 Years and                        Overseen
and Age                          Time Served                  Other Directorships Held by Director         by Director
-------------------------------------------------------------------------------------------------------------------------
Class I Nominee/Directors to serve until 2003 Annual Meeting of Stockholders:
Robert F. Birch                  Director, Member of The      Chairman and President, New America High           4
 c/o One Liberty Plaza, New      Audit Committee, Member      Income Fund (1992-Present); Chairman of the
 York, New York 10006-1404       of Nominating and            Board and Co-Founder, The China Business
                                 Compensation Committee       Group, Inc. (1996-Present); Director,
 Age 66                          and Member of Executive      Brandywine Funds (2) (2001 to Present)
                                 Committee

                                 Elected for One Year
                                 Term/Director since June     Formerly, Director and Strategic Planning
                                 2002                         Consultant, Dewe Rogerson, Ltd. (1994-1998).


Class II Director to serve until 2004 Annual Meeting of Stockholders:

Rodman L. Drake                  Director, Member of the      Director and/or Trustee of several                 4
 c/o One Liberty Plaza, New      Audit Committee, Chairman    investment companies (3) advised by Hyperion
 York, New York 10006-1404       of Nominating and            Capital Management, Inc. (1989-Present);
                                 Compensation Committees      Co-founder, Baringo Capital LLC
 Age 60                                                       (2002-Present); Director, Animal Medical
                                 Elected for Two Year         Center (2002-Present); Director,
                                 Term/Director since June     Hotelevision, Inc. (1999-Present); Chairman,
                                 2002                         Metro Cash Card International
                                                              (1999-Present). Director, Parsons
                                                              Brinckerhoff, Inc. (1995-Present);
                                                              Director, Absolute Quality Inc.
                                                              (2000-Present); Trustee of Excelsior Funds
                                                              (33) (1994-Present). Formerly, President,
                                                              Continuation Investments Group Inc.
                                                              (1997-2001); Director, Alliance Group
                                                              Services, Inc. (1998-2001); Co-Chairman of
                                                              KMR Power Corporation (1993-1997);
                                                              President, Mandrake Group (1993-1997).


Harry E. Petersen, Jr.           Director, Member of the      Director and/or Trustee of several                  4
 c/o One Liberty Plaza, New      Audit Committee, Member      investment companies (3) advised by Hyperion
 York, New York 10006-1404       of Nominating and            Capital Management, Inc. or by its
                                 Compensation Committees,     affiliates (1992-Present)
 Age 78                          Member of Executive
                                 Committee                    Formerly, Senior Consultant to Cornerstone
                                                              Equity Advisors, Inc. (1998-2001); Senior
                                 Elected for Two Year         Consultant to Potomac Babson Inc.
                                 Term/Director since June     (1995-1998); Director of Equitable Real
                                 2002                         Estate Hyperion Mortgage Opportunity Fund,
                                                              Inc. and Equitable Real Estate Hyperion High
                                                              Yield Commercial Mortgage Fund, Inc. (1995-
                                                              1997); Director of Lexington Corporate
                                                              Properties, Inc. (1993-1997).


THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)


                                  Position(s) Held                                                               Number of
                                  with Fund and                                                                Portfolios in
                                  Term of Office                 Principal Occupation(s)                        Fund Complex
Name, Address                     and Length of                  During Past 5 Years and                          Overseen
and Age                           Time Served                    Other Directorships Held by Director           by Director
----------------------------------------------------------------------------------------------------------------------------
Class III Director to serve until 2005 Annual Meeting of Stockholders:

Lewis S. Ranieri*                 Chairman, Elected annually     Chairman and Chief Executive Officer of              4
 c/o One Liberty Plaza, New       since June 2002                Ranieri & Co., Inc. (since 1988); President
 York, New York 10006-1404                                       of LSR Hyperion Corp., a general partner of
                                  Director, Member of            the limited partnership that is the general
 Age 56                           Executive Committee            partner of Hyperion Partners L.P. ("Hyperion
                                                                 Partners") (since 1988); Director and
                                  Elected for Three Year         Chairman of the Board of Hyperion Capital
                                  Term/Director since June       Management, Inc. (since June 2002); Director
                                  2002                           and Vice Chairman of the Board of Hyperion
                                                                 Capital Management, Inc. (from November 1998
                                                                 through June 2002); Director and Chairman of
                                                                 the Board of Hyperion Capital Management,
                                                                 Inc. (1989-November 1998); Director and
                                                                 President of Hyperion Funding II Corp., the
                                                                 general partnership that is the general
                                                                 partner of Hyperion Partners II, L.P.
                                                                 (Hyperion Partners II); Chairman and
                                                                 President of various other direct and
                                                                 indirect subsidiaries of Hyperion Partners
                                                                 (since 1989) and Hyperion Partners II (since
                                                                 1995); Chairman of the Board (1989-December
                                                                 1998 and June 2002 through present) and/or
                                                                 Director (since 1989) of several investment
                                                                 companies (4) advised by Hyperion Capital
                                                                 Management, Inc. or by its affiliates.

                                                                 Formerly, Director and Chairman of Bank
                                                                 United Corp., and Director of Bank United
                                                                 (1988-2001); Director of Lend Lease Hyperion
                                                                 Mortgage Opportunity Fund, Inc. (formerly,
                                                                 Equitable Real Estate Hyperion Mortgage
                                                                 Opportunity Fund, Inc.) and Lend Lease
                                                                 Hyperion High Yield Commercial Mortgage
                                                                 Fund, Inc. (formerly, Equitable Real Estate
                                                                 Hyperion High Yield Commercial Mortgage
                                                                 Fund, Inc.) (1995-1999).



Leo M. Walsh, Jr.                 Director, Chairman of the      Director and/or Trustee of several                   4
 c/o One Liberty Plaza, New       Audit Committee, Member of     investment companies (3) advised by Hyperion
 York, New York 10006-1404        Nominating and Compensation    Capital Management, Inc. or by its
                                  Committees                     affiliates (1989-Present); Financial
 Age 70                                                          Consultant for Medco Health Solutions, Inc.
                                  Elected for Three Year         (formerly, Merck-Medco Managed Care LLC)
                                  Term/Director since June       (1994-Present); Director of Lend Lease
                                  2002                           Hyperion Mortgage Opportunity Fund, Inc.
                                                                 (formerly, Equitable Real Estate Hyperion
                                                                 Mortgage Opportunity Fund, Inc.) and Lend
                                                                 Lease Hyperion High Yield CMBS Fund, Inc.
                                                                 (formerly, Equitable Real Estate Hyperion
                                                                 High Yield Commercial Mortgage Fund, Inc.)
                                                                 (1999-Present).





--------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

THE HYPERION STRATEGIC MORTGAGE INCOME FUND, INC.
Information Concerning Directors and Officers (Unaudited)

Officers of the Fund

Name, Address                 Position(s) Held       Term of Office and         Principal Occupation(s)
and Age                       with Fund              Length of Time             During Past 5 Years
------------------------------------------------------------------------------------------------------------------------------
Lewis S.Ranieri*              Chairman               Elected Annually           Please see "Information Concerning
 c/o One Liberty Plaza,                              Since June 2002            Directors."
 New York,
 New York 10006-1404

 Age 56

Clifford E. Lai*              President              Elected Annually           President (since November 1998) of Hyperion
 c/o One Liberty Plaza,                              Since June 2002            Capital Management, Inc. (March
 New York,                                                                      1993-Present); President (since June 1997)
 New York 10006-1404                                                            of Hyperion 2005 Investment Grade
                                                                                Opportunity Term Trust, Inc. (Senior Vice
                                                                                President from April 1993 to June 1997);
                                                                                President (since October 1995) of The
                                                                                Hyperion Total Return Fund, Inc.; Director
 Age 49                                                                         and Chairman of the Board (since October
                                                                                2000) of the Lend Lease Hyperion High-Yield
                                                                                CMBS Fund, Inc. Formerly, President
                                                                                (December 1999-October 2000) of the Lend
                                                                                Lease Hyperion High-Yield CMBS Fund, Inc.;
                                                                                Senior Vice President (November
                                                                                1998-December 1999) of the Lend Lease
                                                                                Hyperion High-Yield Commercial Mortgage
                                                                                Fund, Inc; Senior Vice President (September
                                                                                1995-November 1998) of the Equitable Real
                                                                                Estate Hyperion High-Yield Commercial
                                                                                Mortgage Fund, Inc.

John Dolan*                  Vice President         Elected Annually           Chief Investment Strategist (1998-Present)
 c/o One Liberty Plaza,                             Since June 2002            and Chief Investment Officer (since 2002) of
 New York,                                                                     Hyperion Capital Management. Formerly
 New York 10006-1404                                                           Managing Director at Bankers Trust
                                                                               (1995-1997).
 Age 49



Patricia A. Sloan*            Vice President         Elected Annually           Consultant (2000-Present) and Managing
 c/o One Liberty Plaza,                              Since June 2002            Director (1988-2000) of Ranieri & Co., Inc.;
 New York,                                                                      Secretary, Director and/or Trustee of
 New York 10006-1404                                                            several investment companies (3) advised by
                                                                                Hyperion Capital Management, Inc. or by its
 Age 59                                                                         affiliates (1989-2002); Director of Bank
                                                                                United Corp., the parent of Bank United
                                                                                (1988-2001).

Thomas F. Doodian*            Treasurer              Elected Annually           Managing Director, Chief Operating Officer
 c/o One Liberty Plaza,                              Since June 2002            (1998-Present) and Director of Finance and
 New York,                                                                      Operations, Hyperion Capital Management,
 New York 10006-1404                                                            Inc. (July 1995-Present). Treasurer of
                                                                                several investment companies advised by
 Age 43                                                                         Hyperion Capital Management, Inc. (February
                                                                                1998-Present).

Joseph Tropeano               Secretary              Elected Annually           Director and Compliance Officer, Hyperion
 c/o One Liberty Plaza,                              Sine June 2002             Capital Management, Inc. (1993-Present);
 New York,                                                                      Secretary and Compliance Officer of several
 New York 10006-1404                                                            investment companies advised by Hyperion
                                                                                Capital Management, Inc. (1994-Present);
 Age 41                                                                         Secretary and Compliance Officer, Lend Lease
                                                                                Hyperion Capital Advisors, LLC (1995-
                                                                                Present); Secretary and Compliance Officer
                                                                                of Lend Lease Hyperion High-Yield CMBS Fund,
                                                                                Inc. (1998-Present). Formerly, Assistant
                                                                                Secretary and Compliance Officer, AIG
                                                                                Hyperion Inc. (1994-2002); Vice President
                                                                                and Compliance Officer, Hyperion
                                                                                Distributors, Inc. (1994-1998).



The Fund's Statement of Additional Information includes additional information about the directors and is available, without charge, upon request by calling 1-800-497-3746.
    --------
* Interested persons as defined in the 1940 Act, because of affiliations with Hyperion Capital Management, Inc., the Fund's Advisor.

--------------------------------------------------------------------------------
                          DIVIDEND REINVESTMENT PLAN
--------------------------------------------------------------------------------

A Dividend Reinvestment Plan (the "Plan") is available to shareholders of the Fund pursuant to which they may elect to have all distributions of dividends and capital gains automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in additional Fund shares. Shareholders who do not participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Fund's Custodian, as Dividend Disbursing Agent.

The Plan Agent serves as agent for the shareholders in administering the Plan. After the Fund declares a dividend or determines to make a capital gain distribution, payable in cash, if (1) the market price is lower than net asset value, the participants in the Plan will receive the equivalent in Fund shares valued at the market price determined as of the time of purchase (generally, the payment date of the dividend or distribution); or if (2) the market price of the shares on the payment date of the dividend or distribution is equal to or exceeds their net asset value, participants will be issued Fund shares at the higher of net asset value or 95% of the market price. This discount reflects savings in underwriting and other costs that the Fund otherwise will be required to incur to raise additional capital. If net asset value exceeds the market price of the Fund shares on the payment date or the Fund declares a dividend or other distribution payable only in cash (i.e., if the Board of Directors precludes reinvestment in Fund shares for that purpose), the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Fund shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. If, before the Plan Agent has completed its purchases, the market price exceeds the net asset value of the Fund's shares, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund. The Fund will not issue shares under the Plan below net asset value.

Participants in the Plan may withdraw from the Plan upon written notice to the Plan Agent. When a participant withdraws from the Plan or upon termination of the Plan by the Fund, certificates for whole shares credited to his or her account under the Plan will be issued and a cash payment will be made for any fraction of a share credited to such account.

There is no charge to participants for reinvesting dividends or capital gain distributions, except for certain brokerage commissions, as described below. The Plan Agent's fees for handling the reinvestment of dividends and distributions are paid by the Fund. There are no brokerage commissions charged with respect to shares issued directly by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions.

The automatic reinvestment of dividends and distributions will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

A brochure describing the Plan is available from the Plan Agent, by calling 1-212-936-5100.

If you wish to participate in the Plan and your shares are held in your name, you may simply complete and mail the enrollment form in the brochure. If your shares are held in the name of your brokerage firm, bank or other nominee, you should ask them whether or how you can participate in the Plan. Shareholders whose shares are held in the name of a brokerage firm, bank or other nominee and are participating in the Plan may not be able to continue participating in the Plan if they transfer their shares to a different brokerage firm, bank or other nominee, since such shareholders may participate only if permitted by the brokerage firm, bank or other nominee to which their shares are transferred.

INVESTMENT ADVISOR AND ADMINISTRATOR         TRANSFER AGENT
HYPERION CAPITAL MANAGEMENT, INC.            AMERICAN STOCK TRANSFER & TRUST
One Liberty Plaza                            COMPANY
165 Broadway, 36th Floor                     Investor Relations Department
New York, New York 10006-1404                59 Maiden Lane
For General Information about the Trust:     New York, NY 10038
(800) HYPERION                               For Shareholder Services:
                                             (800) 937-5449
SUB-ADVISOR
LEND LEASE HYPERION CAPITAL ADVISORS, LLC    INDEPENDENT ACCOUNTANTS
One Liberty Plaza                            PRICEWATERHOUSECOOPERS LLP
165 Broadway, 36th Floor                     1177 Avenue of the Americas
New York, New York 10006-1404                New York, New York 10036

SUB-ADMINISTRATOR                            LEGAL COUNSEL
STATE STREET CORP.                           SULLIVAN & WORCESTER LLP
225 Franklin Street                          1666 K Street, North West
Boston, Massachusetts 02116                  Washington, D.C. 20036

CUSTODIAN AND FUND ACCOUNTING AGENT
STATE STREET CORP.
225 Franklin Street
Boston, Massachusetts 02116



Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that periodically the Fund may purchase its shares in the open market at prevailing market prices.

--------------------------------------------------------------------------------

Officers & Directors

--------------------------------------------------------------------------------

Lewis S. Ranieri
Chairman

Robert F. Birch*
Director

Rodman L. Drake*
Director

Garth Marston
Director Emeritus

Leo M. Walsh, Jr.*
Director

Harry E. Petersen, Jr.*
Director

Clifford E. Lai
President

Patricia A. Sloan
Vice President

John Dolan
Vice President

Thomas F. Doodian
Treasurer

Joseph Tropeano
Secretary

* Audit Committee Members


--------------------------------------------------------------------------------

                                 HYPERION [LOGO]

--------------------------------------------------------------------------------

This Report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund Shares.

                             The Hyperion Strategic
                                    Mortgage
                                Income Fund, Inc.
                                One Liberty Plaza
                            165 Broadway, 36th Floor
                             New York, NY 10006-1404